UNITED STATES
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the registrant |X|
Filed by a party other than the registrant |_|
Check the appropriate box:
|_|   Preliminary proxy statement
|_|   Confidential-For Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
|X|   Definitive proxy statement
|_|   Definitive additional materials
|_|   Soliciting material pursuant to Section 240. 14a-12

                           Hudson Technologies, Inc.
                           -------------------------
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
      |X|   No fee required.
      |_|   Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and
            0-11.

            (1) Title of each class of securities to which transaction applies:

________________________________________________________________________________

            (2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________
            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).

________________________________________________________________________________
            (4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________
            (5) Total Fee Paid:

________________________________________________________________________________
      |_| Fee paid previously with preliminary materials.

________________________________________________________________________________
      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      (1)   Amount previously paid:

_____________________________________________________________________________
      (2)   Form, Schedule or Registration Statement No.:

_____________________________________________________________________________
      (3)   Filing party:

_____________________________________________________________________________
      (4)   Date filed:

_____________________________________________________________________________

                            HUDSON TECHNOLOGIES, INC.
                            275 North Middletown Road
                           Pearl River, New York 10965

June 3, 2005

Dear Fellow Shareholders:

      You are cordially invited to attend the Annual Meeting of Shareholders which will be held on Tuesday, June 28, 2005 at 10:00 A.M., local time at the Holiday Inn Suffern, 3 Executive Blvd., Suffern, New York 10901.

      The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

      Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please inform our Transfer Agent, Continental Stock Transfer & Trust Company, at 17 Battery Place, New York, New York 10004, in writing, of the correct address.

      Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

                                                Cordially,

                                                /s/ Kevin J. Zugibe, P.E.
                                                --------------------------------
                                                Kevin J. Zugibe, P.E.
                                                Chairman of the Board, President
                                                and Chief Executive Officer

                            HUDSON TECHNOLOGIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 28, 2005

To the Shareholders of HUDSON TECHNOLOGIES, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hudson Technologies, Inc. (the "Company") will be held on Tuesday, June 28, 2005 at 10:00 A.M., local time, at the Holiday Inn Suffern, 3 Executive Blvd., Suffern, New York 10901 for the following purposes:

      1. To elect a class of three directors who shall serve until the Annual Meeting of Shareholders to be held in 2007 or until their successors have been elected and qualified;

      2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Only shareholders of record at the close of business on June 2, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                              By Order of the Board of Directors

                                              Stephen P. Mandracchia
                                              Secretary

June 3, 2005

________________________________________________________________________________

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

________________________________________________________________________________

                                 PROXY STATEMENT

                            HUDSON TECHNOLOGIES, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 28, 2005

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hudson Technologies, Inc. (the "Company" or "Hudson") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, June 28, 2005, and including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

      Management intends to mail this proxy statement and the accompanying form of proxy to shareholders on or about June 6, 2005.

      Proxies in the accompanying form, duly executed, returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

      The address and telephone number of the principal executive offices of the Company are:

275 North Middletown Road
Pearl River, New York  10965
Telephone No.: (845) 735-6000

                       OUTSTANDING STOCK AND VOTING RIGHTS

      Only shareholders of record at the close of business on June 2, 2005 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 25,517,594 shares of the Company's common stock, par value $.01 per share ("Common Stock") the only class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted to a vote at the Annual Meeting.

                                VOTING PROCEDURES

      Directors will be elected by a plurality of the votes cast by the holders of Common Stock in person or represented by proxy at the Annual Meeting, provided a quorum is present at the meeting. All other matters to be acted upon at the meeting, will be decided by the majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum is present. A quorum will be present at the Annual Meeting if the holders of a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of Continental Stock Transfer & Trust Company, the Company's transfer agent.

      In accordance with applicable law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Based upon the Company's understanding of the requirements of the law of the State of New York and the Certificate of Incorporation and By-laws, as amended (the "By-laws"), of the Company, "votes cast" at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter to be voted on. Failures to vote, broker non-votes and abstentions will not be considered "votes cast."

      Proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      The Company's By-laws provide that the Board of Directors (the "Board") is divided into two classes. Each class is to have a term of two years (the term of each class expiring in successive years) and is to consist, as nearly as possible, of one-half of the number of directors constituting the entire Board. The By-laws provide that the number of directors shall be fixed by the Board of Directors but in any event, shall be no less than seven (7) (subject to decrease by a resolution adopted by the shareholders).

      At the Annual Meeting, a class of three directors will be elected for a two-year term expiring at the Annual Meeting of Shareholders to be held in 2007. Messrs. Vincent P. Abbatecola, Robert L. Burr and Otto C. Morch are the nominees for election to such positions. Dominic J. Monetta, Harry C. Schell, Robert M. Zech and Kevin J. Zugibe will not stand for election at the Annual Meeting because their respective terms expire at the Annual Meeting of Shareholders to be held in 2006.

      Proxies will be voted for the nominees named below, unless authority is withheld. Should any nominee not be available for election, proxies will be voted for such substitute nominee as may be designated by the Board of Directors. Each of the nominees has indicated to the Board that he will be available to serve.

      The following is information with respect to the nominees for election as directors at the Annual Meeting:

Name                          Age           Position
----                          ---           --------

Vincent P. Abbatecola         59            Director

Robert L. Burr                54            Director

Otto C. Morch                 71            Director

      Vincent P. Abbatecola has been a director of the Company since June 1994. Mr. Abbatecola is the owner and General Manager of Abbey Ice & Spring Water Company, Spring Valley, New York, a leading ice and bottled water company in the New York metropolitan area, where he has been employed since May 1971. Mr. Abbatecola serves as a Chairman of the Board of Mid Atlantic Ice Association, an industry trade association. He also serves as a Board Member and past Chairman of the National Packaged Ice Association and Past Chairman of the Food Safety Committee of the National Packaged Ice Association. Mr. Abbatecola also serves as Vice Chairman, Board of Governors of the Rockland County Health Center, and is a member of St. Thomas Aquinas College President's Council, the Rockland Business Association Board of Directors, Nyack Hospital Corporation and Union State Bank Chairman's Council.

      Robert L. Burr has been a Director of the Company since August 1999. Mr. Burr has been a Partner of Windcrest Discovery Investments LLC, an investment management firm from its inception in February 2002 and since October 2001 has a consulting agreement with J.P. Morgan Partners under which he is the lead partner of Fleming US Discovery Partners, L.P., a private equity sponsor affiliated with J.P. Morgan Chase & Co. Fleming US Discovery Partners, L.P. is the general partner of Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P. Mr. Burr was employed by J. P. Morgan Chase & Co. from July 1995 to October 2001. From 1992 to 1995, Mr. Burr was head of Private Equity at Kidder, Peabody & Co., Inc. Previously, Mr. Burr served as the Managing General Partner of Morgan Stanley Ventures and General Partner of Morgan Stanley Venture Capital Fund I, L.P. and was a corporate lending officer with Citibank, N.A. Mr. Burr serves on the Board of Directors of Displaytech, Inc. and Impax Laboratories, Inc.

      Otto C. Morch has been a director of the Company since March 1996. Mr. Morch was Senior Vice President, Commercial Lending, at Provident Savings Bank, F.A., for more than five years until his retirement in December 1997.

      The following is information with respect to the directors whose terms of office expire at the Annual Meeting of Shareholders to be held in the year 2006:

Name                        Age               Position
----                        ---               --------

Dominic J. Monetta          63                Director

Harry C. Schell             71                Director

Robert M. Zech              39                Director

Kevin J. Zugibe             41                Chairman, Chief Executive Officer

      Dominic J. Monetta has been a director of the Company since April 1996. Since 1993, Mr. Monetta has been the President of Resource Alternatives, Inc., a corporate development firm concentrating on solving management and technological problems facing chief executive officers and their senior executives. From December 1991 to August 1993, Mr. Monetta served as the Director of Science and Technology (formerly known as Director of Defense Research and Engineering for the Research and Advanced Technology Office) for the United States Department of Defense. From June 1989 to December 1991, Mr. Monetta served as the Director of the Office of New Production Reactors of the United States Department of Energy.

      Harry C. Schell has been a director of the Company since August 1998. Mr. Schell has been a private investor since 1994. Mr. Schell served as Chairman, President and Chief Executive Officer of BICC Cables Corporation, a company engaged in the manufacture of wires and cable products, from 1990 to January
1994, and was President and Chief Executive Officer of BICC's predecessor Company, Cablec Corporation, from 1984 to 1990. Mr. Schell was President and Chief Executive Officer of Phelps Dodge Cable and Wire Company, a company engaged in the production of wire and cable products, from 1974 to 1984. Mr.
Schell  serves  on the board of  directors  of the BICC  Group  and BICC  Cables
Corporation, Phillips Cables Limited, National Electrical Manufacturers Association and the United Way of Rockland County (New York).

      Robert M. Zech has been a Director of the Company since June 1999. Mr. Zech has been a Partner of Windcrest Discovery Investments LLC, an investment management firm, from its inception in February 2002 and since July 2003 has a consulting agreement with J.P. Morgan Partners with respect to Fleming US Discovery Partners, L.P. From April 1996 to October 2001, Mr. Zech was employed by J.P. Morgan Chase & Co., where he was a Partner of Fleming US Discovery Partners, L.P., the general partner of Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P. From 1994 to 1996, Mr. Zech was an Associate with Cramer Rosenthal McGlynn, Inc., an investment management firm. Previously Mr. Zech served as an Associate with Wolfensohn & Co., a mergers & acquisitions advisory firm, and was a Financial Analyst at leveraged buyout sponsor Merrill Lynch Capital Partners, Inc. and in the investment banking division of Merrill Lynch & Co. Mr. Zech serves on the Board of Directors of Displaytech, Inc.

      Kevin J. Zugibe, P.E., a founder of the Company, has been Chairman of the Board and Chief Executive Officer of the Company since its inception in 1991. From May 1987 to May 1994, Mr. Zugibe was employed as a power engineer with Orange and Rockland Utilities, Inc., a major public utility, where he was responsible for all HVAC applications. Mr. Zugibe is a licensed professional engineer, and from December 1990 to May 1994, he was a member of Kevin J. Zugibe & Associates, a professional engineering firm. Mr. Zugibe is the brother-in-law of Stephen P. Mandracchia, the Company's Vice President and Secretary.

Committees of the Board of Directors

      The Company has established a Compensation/Stock Option Committee of the Board of Directors, which is responsible for recommending the compensation of the Company's executive officers and for the administration of the Company's Stock Option Plans. The members of such Committee are Messrs. Abbatecola, Burr, Morch and Zech. The Compensation/Stock Option Committee held three meetings during Fiscal 2004. Subsequent to July 31, 2005, the compensation of the Company's executive officers will be determined either by a Compensation/Stock Option Committee consisting of independent directors, or by the independent directors. The Company also has an Audit Committee of the Board of Directors, which supervises the audit and financial procedures of the Company and is responsible for the selection of the Company's independent registered public accountants. The members of the Audit Committee are Messrs. Abbatecola, Morch and Monetta. The Board of Directors has determined that each member of the Audit Committee and Mr. Schell is an "independent director" within the meaning of Nasdaq Marketplace Rule 4200. The Audit Committee held four meetings during Fiscal 2004. The Audit Committee has adopted a written charter, a copy of which is on file with the Securities and Exchange Commission (the "SEC") as Appendix A to the Company's definitive proxy statement on Schedule 14A relating to the Company's 2004 Annual Meeting of Shareholders, which was filed with the SEC on August 18, 2004. The Company also has an Executive Committee of the Board of Directors, which is authorized to exercise the powers of the Board of Directors in the general supervision and control of the business affairs of the Company during the intervals between meetings of the board. The members of the Executive Committee are Messrs. Burr, Schell and Zugibe. The Company's Occupational, Safety and Environmental Protection Committee is responsible for satisfying the Board that the Company's Environmental, Health and Safety policies, plans and procedures are adequate. The members of the Occupational, Safety and Environmental Protection Committee are Messrs. Monetta and Zugibe. The Company does not have a nominating committee of the Board or other Board committee performing similar functions and in the past all directors have participated in the consideration of director nominations. Each of the Company's current independent directors has expressed their willingness and desire to continue serving on the Board and have made personal investments in Company stock. The
Company believes that due to the Company's size and financial condition, the compensation paid to directors, the current independent directors' continued willingness to continue to serve under such circumstances, and since Nasdaq Marketplace rules regarding director nominations do not apply to small business issuers, such as the Company, until July 31, 2005, that it is unnecessary at this time to create a nominating committee. However, in accordance with Nasdaq Marketplace rule 4350, board nominations made on or after July 31, 2005 will be made either by a nominating committee of the Board that is comprised solely of the Company's independent directors, or by vote of a majority of independent directors.

Audit Committee Report

      In December 2004, the Audit Committee met with management to review and discuss the audit and the procedures and timing of the audit. In March 2005, the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee also conducted discussions with the Company's independent auditors, BDO Seidman, LLP, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has discussed with and received the required written disclosures and confirming letter from BDO Seidman, LLP regarding its independence and has discussed with BDO Seidman, LLP its independence. Based upon the review and discussions referred to above, the Audit Committee ratified its prior recommendation to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004.

      The Audit Committee-

      Vincent Abbatecola, Otto Morch and Dominic Monetta.

Executive Officers

      In addition to Kevin J. Zugibe, Messrs., Stephen P. Mandracchia, Brian Coleman, Charles F. Harkins, Jr. and James R. Buscemi serve as executive officers of the Company. Executive officers are elected annually and serve at the pleasure of the Board. The following is information with respect to such executive officers:

      James R. Buscemi, 51, has been Chief Financial Officer of the Company since December 2002, and served as Corporate Controller since joining the Company in June 1998. Prior to joining the Company, Mr. Buscemi held various financial positions with Avnet, Inc., including Chief Financial Officer of Avnet's electric motors and component part subsidiary, Brownell Electro, Inc.

      Brian F. Coleman, 43, has been President and Chief Operating Officer of the Company since August 21, 2001 and served as Chief Financial Officer of the Company from May 1997 to December 2002. From June 1987 to May 1997, Mr. Coleman was employed by, and since July 1995, was a partner of, BDO Seidman, LLP, the Company's independent auditors.

      Charles  F.  Harkins,  Jr.,  42,  has been  Vice  President  of Sales  and
Operations since December 2003. He served as Vice President of Refrigerant Product Services from October 2000 to December 2003, and has served in a variety of capacities since joining the Company in 1992. Prior to joining the Company, Mr. Harkins served in the U.S. Army for 13 years attaining the rank of Staff Sergeant; he is a graduate of the U.S. Army Engineer School and the U.S. Army Chemical School.

      Stephen P. Mandracchia, 45, has been Vice President of the Company since August 2003, and has been Secretary of the Company since April 1995. He served as Vice President of the Company since 1993, as Executive Vice President from 1997 to March 2002, and Vice President of Operation from November 2000 to August 2003. Mr. Mandracchia is responsible for legal and regulatory affairs and human resources for the Company. Mr. Mandracchia was a member of the law firm of Martin, Vandewalle, Donohue, Mandracchia & McGahan, a Great Neck, New York law firm until December 31, 1995 (having been affiliated with such firm since August
1983). Mr. Mandracchia is the brother-in-law of Kevin J. Zugibe.

                          COMMUNICATIONS WITH THE BOARD

      The Board of Directors has established a process for shareholders to send communications to the Board of Directors. Shareholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Hudson Technologies, Inc. c/o Corporate Secretary, 275 North Middletown Road, Pearl River, NY 10965. Shareholders should identify their communication as being from a shareholder of the Company. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by a shareholder of the Company before transmitting the communication to the Board of Directors.


                 BOARD ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

      The Company has a policy that strongly encourages directors to attend the Company's Annual Meeting of Shareholders. Last year's Annual Meeting of Shareholders was attended by six of the Company's directors.

                       CONSIDERATION OF DIRECTOR NOMINEES

      Shareholders of the Company wishing to recommend director candidates to the Board must submit their recommendations in writing to the Board, c/o Corporate Secretary, Hudson Technologies, Inc., 275 North Middletown Road, Pearl River, NY 10965.

      The Board will consider nominees recommended by the Company's shareholders provided that the recommendation contains sufficient information for the Board to assess the suitability of the candidate, including the candidate's qualifications. Candidates recommended by shareholders that comply with these procedures will receive the same consideration that candidates recommended by the Board receive. The recommendations must also state the name of the shareholder who is submitting the recommendation. In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASD Marketplace Rule 4200, or, alternatively, a statement that the recommended candidate would not be so barred. Each nomination is also required to set forth: (i) a representation that the shareholder making the nomination is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated; (ii) a description of all arrangements and understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the shareholder; (iii) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors; and (iv) the consent of each nominee to serve as a director of the Company if so elected. A nomination which does not comply with the above requirements or that is not received by the deadline referred to below will not be considered.

      The qualities and skills sought in prospective members of the Board are determined by the Board. The Board generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Board in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of the Company's industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. Such persons should not have commitments that would conflict with the time commitments of a Director of the Company.

            DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS

      A shareholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Shareholders to be held in 2006 is required to give written notice containing the required information specified above addressed to the Board, c/o Secretary of the Company, Hudson Technologies, Inc., 275 North Middletown Road, Pearl River, NY 10965 of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company's Secretary no later than the latest date upon which shareholder proposals must be submitted to the Company for inclusion in the Company's proxy statement relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (i.e., by February 3, 2006), or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least 90 days prior to the date one year from the date of the immediately preceding Annual Meeting of Shareholders.

      With respect to the deadlines discussed above, if the date of the Annual Meeting of Shareholders to be held in 2006 is advanced by more than thirty days or delayed (other than as a result of adjournment) by more than thirty days from the anniversary of the Annual Meeting held in 2005, a shareholder must submit any such proposal to the Company no later than the close of business on the sixtieth day prior to the date of the 2006 Annual Meeting.

Section 16(a) Compliance

      Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership ("Reporting Persons") with the Securities and Exchange Commission (the "SEC"). Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on the Company's review of the copies of such forms received by the Company, the Company believes that during the year ended December 31, 2004 all filing requirements applicable to its officers, directors, and greater than 10 percent beneficial shareholders were complied with.

                             EXECUTIVE COMPENSATION

      The following table discloses, for the years indicated, the compensation for the Company's Chief Executive Officer and each executive officer that earned over $100,000 during the year ended December 31, 2004 (the "Named Executives").

                           Summary Compensation Table

                                                                                                        Long Term
                                                                                                       Compensation
                                                                     Annual Compensation (1)              Awards
                                                               ---------------------------------  Securities Underlying
            Name                         Position              Year         Salary         Bonus        Options #
            ----                         --------              ----         ------         -----        ---------

Kevin J. Zugibe (2)            Chairman of the Board          2004        $146,230    $62,750(3)      331,250 shares
                               and Chief Executive            2003        $145,136            --      123,000 shares
                               Officer                        2002        $ 97,471            --       45,000 shares

Brian F.  Coleman              President and Chief            2004        $138,799    $48,000(3)      118,750 shares
                               Operating Officer              2003        $138,799            --       79,500 shares
                                                              2002        $138,799            --            --

James R. Buscemi               Chief Financial Officer        2004        $108,800    $18,450(3)       46,875 shares
                                                              2003        $108,593            --       15,000 shares
                                                              2002        $ 96,304            --       10,000 shares

Charles F. Harkins, Jr.        Vice President Sales           2004        $136,800    $53,450(3)       57,813 shares
                                                              2003        $133,031       $10,000       85,000 shares
                                                              2002        $110,079       $29,976            --

Stephen P. Mandracchia         Vice President Legal and       2004        $123,800    $33,450(3)       61,875 shares
                               Regulatory and Secretary       2003        $123,800            --       60,000 shares
                                                              2002        $123,800            --            --

----------
(1) The value of personal benefits furnished to the Named Executives during 2002, 2003 and 2004 did not exceed 10% of their respective annual compensation.

(2) A certain portion of Mr. Zugibe's compensation has been paid in stock option awards rather than cash. As a result, options to purchase 15,000 and 45,000 shares of common stock for the years ended December 31, 2003 and 2002 respectively, were issued in lieu of cash compensation.

(3) Bonus was earned in 2004 and was paid during the first and second quarters of 2005.

Summary of Stock Options Granted to Named Executive Officers

The Company granted options, which, except as otherwise set forth below, vest upon the date of grant, to the Named Executives during the fiscal year ended December 31, 2004, as shown in the following table:

                      Option Grants in the 2004 Fiscal Year
                      -------------------------------------

                                                                                 % of Total
                                                                  Number of       Options
                                                                 Securities      Granted to
                                                                 Underlying      Employees in
                                                                   Options         Fiscal         Exercise or       Expiration
      Name                         Position                        Granted          Year        Base price($/sh)       Date
      ----                         --------                        -------          ----        ----------------       ----

Kevin J. Zugibe               Chairman of the Board              100,000  (1)      12.3%             $1.13          03/05/2014
                              and Chief Executive                 18,750  (2)       2.3%             $1.15          03/31/2014
                              Officer                            175,000           21.6%             $1.15          03/31/2014
                                                                  18,750  (3)       2.3%             $0.83          09/17/2014
                                                                  18,750  (4)       2.3%             $0.95          10/01/2014

Brian F. Coleman              President and Chief                 75,000  (1)       9.3%             $1.13          03/05/2014
                              Operating Officer                   12,500  (2)       1.5%             $1.15          03/31/2014
                                                                   6,250            0.8%             $1.15          03/31/2014
                                                                  12,500  (3)       1.5%             $0.83          09/17/2014
                                                                  12,500  (4)       1.5%             $0.95          10/01/2014

James R. Buscemi              Chief Financial Officer             25,000  (1)       3.1%             $1.13          03/05/2014
                                                                   6,250  (2)       0.8%             $1.15          03/31/2014
                                                                   3,125            0.4%             $1.15          03/31/2014
                                                                   6,250  (3)       0.8%             $0.83          09/17/2014
                                                                   6,250  (4)       0.8%             $0.95          10/01/2014

Charles F. Harkins, Jr.       Vice President Sales                25,000  (1)       3.1%             $1.13          03/05/2014
                                                                   9,375  (2)       1.2%             $1.15          03/31/2014
                                                                   4,688            0.6%             $1.15          03/31/2014
                                                                   9,375  (3)       1.2%             $0.83          09/17/2014
                                                                   9,375  (4)       1.2%             $0.95          10/01/2014

Stephen P. Mandracchia        Vice President Legal and            40,000  (1)       4.9%             $1.13          03/05/2014
                              Regulatory and Secretary             6,250  (2)       0.8%             $1.15          03/31/2014
                                                                   3,125            0.4%             $1.15          03/31/2014
                                                                   6,250  (3)       0.8%             $0.83          09/17/2014
                                                                   6,250  (4)       0.8%             $0.95          10/01/2014

----------
(1)   The underlying options vest quarterly commencing April 1, 2004.
(2)   The underlying options vest quarterly commencing July 1, 2004.
(3)   The underlying options vest quarterly commencing October 1, 2004.
(4)   The underlying options vest quarterly commencing January 1, 2005.

Aggregated Fiscal Year End Option Values

      The following table sets forth information concerning the value of unexercised stock options held by the Named Executives at December 31, 2004. No options were exercised by the Named Executives during the fiscal year ended December 31, 2004.

                  Aggregated 2004 Fiscal Year End Option Values

                                                                       Number of Securities
                                                                            Underlying               Value of Unexercised
                                                                        Unexercised Options          In-the-money Options
                                   Shares                              At December 31, 2004         At December 31, 2004(1)
                                Acquired on                            --------------------         -----------------------
          Name                   Exercise      Value Realized    Exercisable    Unexercisable   Exercisable    Unexercisable
          ----                   --------      --------------    -----------    -------------   -----------    -------------
Kevin J. Zugibe
Chairman and                      110,500          $6,780          600,311         98,439          $4,689         $14,061
Chief Executive Officer

Brian F. Coleman
President and Chief                  --              --            265,438         70,312          $3,124          $9,376
Operating Officer

James R. Buscemi                     --              --             51,433         28,442          $1,560          $4,690
Chief Financial Officer

Charles F. Harkins, Jr.              --              --            176,714         36,099          $2,342          $7,033
Vice President Sales

Stephen P. Mandracchia
Vice President Legal and             --              --            176,605         36,570          $1,560          $4,690
Regulatory And Secretary

----------
(1) Year-end values of unexercised in-the-money options represent the positive spread between the exercise price of such options and the year-end market value of the Common Stock of $.90.

Employment Agreement

            The Company has entered into a two-year employment agreement with Kevin J. Zugibe, which expires in May 2007 and is automatically renewable for two successive terms. Pursuant to the agreement, effective February 1, 2000, Mr. Zugibe is receiving an annual base salary of $141,000 with such increases and bonuses as the Board may determine. During 2002, the Board of Directors and Mr. Zugibe agreed, at Mr. Zugibe's option, to reduce the cash compensation and issued, during 2002 and 2003, and aggregate of 60,000 additional stock options to Mr. Zugibe in satisfaction of his annual base salary. Effective April 1, 2005, Mr. Zugibe's annual base salary is $170,000. The Company is the beneficiary of a "key-man" insurance policy on the life of Mr. Zugibe in the amount of $1,000,000.

            In December 2004, the Board of Directors approved a bonus plan (the "2005 Bonus Plan") that provides for the award of the following:

      1. The Company will issue stock options under one of the Company's existing stock option plans to purchase: (i) 75,000 shares of its common stock to Kevin J. Zugibe, (ii) 50,000 shares of its common stock to Brian F. Coleman, (iii) 37,500 shares of its common stock to Charles F. Harkins, (iv) 25,000 shares of its common stock to Stephen P. Mandracchia, and (v) 25,000 shares of its common stock to James R. Buscemi. All such stock options will be issued quarterly in four equal installments, with the first quarterly installment to be issued on April 1, 2005 and the final installment to be issued on January 2, 2006. Such stock options will be issued at an exercise price equal to the closing sale price of the Company's common stock on the issuance date for each installment, and each installment will vest in eight equal quarterly installments over a two year period with each installment vesting on the first day of the succeeding quarter (e.g., Options issued on April 1, 2005 will vest quarterly commencing July 1, 2005), and will expire ten (10) years from the date of issuance, subject to earlier termination in certain circumstances.

      2. The Company will establish at the end of fiscal year 2005 a bonus pool for the payment of cash bonuses to some or all of the following persons: Kevin J. Zugibe, Brian F. Coleman, Charles F. Harkins, Stephen P. Mandracchia and James R. Buscemi (collectively, the "Executive Officers"), as well as to several other key employees of the Company. The amount of the bonus pool to be established has not been determined, but will be based upon the Company achieving earnings for the fiscal year 2005 in excess of a pre-determined level for fiscal 2005 (the "Benchmark"), up to a maximum bonus pool of $250,000. In the event the Company's 2005 earnings exceed the Benchmark, cash bonuses may be paid out of the bonus pool to some or all of the Executive Officers. The Board of Directors will determine which, if any, of the Executive Officers are to receive a cash bonus, as well as the amount of the cash bonus to be paid to each such Executive Officer, which determination will be made, in the discretion of the Board of Directors, based upon the overall 2005 financial results of the Company as well as on the personal performance of each Executive Officer during 2005.

            In addition to the foregoing, in the event the Company's 2005 earnings exceed the Benchmark, on January 2, 2006 the Company will issue stock options (the "Benchmark Options") to some or all of the Executive Officers. The Board of Directors will determine which, if any, of the Executive Officers are to receive Benchmark Options, as well as the number of Benchmark Options to be issued to each such Executive Officer, which determination will be made, in the discretion of the Board of Directors, based upon the overall 2005 financial results of the Company as well as on the personal performance of each Executive Officer during 2005. The maximum number of Benchmark Options to be issued under the Company's Stock Option Plans will be for the purchase of: (i) 75,000 shares of its common stock to Kevin J. Zugibe, (ii) 50,000 shares of its common stock to Brian F. Coleman, (iii) 37,500 shares of its common stock to Charles F. Harkins, (iv) 25,000 shares of its common stock to Stephen P. Mandracchia, and
(v) 25,000 shares of its common stock to James R. Buscemi. All such Benchmark Options will be issued at an exercise price equal to the closing sale price of the Company's common stock on the issuance date, and will vest in eight equal quarterly installments over a two year period with the first installment vesting on April 3, 2006 and expire on January 2, 2016, subject to earlier termination in certain circumstances.

Stock Option Plans

      Hudson has adopted each of an Employee Stock Option Plan (the "1994 Plan"), the 1997 Stock Option Plan (the "1997 Plan"), and the 2004 Stock Incentive Plan (the "2004 Plan") pursuant to which an aggregate of 4,916,102 shares of common stock are currently reserved for issuance upon the exercise of options designated as either (i) options intended to constitute incentive stock options ("ISOs") under the Internal Revenue Code of 1986, as amended, (ii) nonqualified options or (iii), in the case of the 2004 Plan, for issuance upon the granting of restricted stock, deferred stock or other stock-based awards. ISOs may be granted under either of the 1994 Plan, 1997 Plan or 2004 Plan to employees and officers of Hudson. Non-qualified options may be granted to consultants, directors (whether or not they are employees), employees or officers of Hudson. Stock appreciation rights may also be issued in tandem with stock options.

      Each of the 1994 Plan, the 1997 Plan and the 2004 Plan is intended to qualify under Rule 16b-3 under the Exchange Act and is administered by the Compensation/Stock Option Committee of the Board of Directors. The Committee, within the limitations of each of the 1994 Plan, the 1997 Plan and the 2004 Plan, determines the persons to whom awards, including options, will be granted, the number of shares to be covered by each award, and if the award is options, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the exercise price per share and the manner of exercise and the time, manner and form of payment upon exercise of an option. The 1994 Plan expired December 31, 2004. Unless sooner terminated, the 1997 Plan will expire on June 11, 2007, and the 2004 Plan will expire on September 10, 2015.

      ISOs granted under either of the 1997 Plan or 2004 Plan may not be granted at a price less than the fair market value of the common stock on the date of grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of Hudson). The aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of Hudson) may not exceed $100,000. Non-qualified options granted under the 1997 Plan may not be granted at a price less than the par value of Hudson's common stock, and non-qualified options under the 2004 Plan may not be granted at a price less than the fair market value of the common stock on the date of grant. Options granted under the 1994 Plan, 1997 Plan and the 2004 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to persons holding 10% or more of the voting stock of Hudson). Except as otherwise provided by the committee with respect to non-qualified options, all options granted under the 1994 Plan, the 1997 Plan and the 2004 Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution. In general, upon termination of employment of an optionee, all options granted to such person which are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.

      As of December 31, 2004, the Company had options outstanding to purchase 536,202 shares of Common Stock under the 1994 Plan. As of December 31, 2004, the Company had options outstanding to purchase 1,750,688 shares of Common Stock under the 1997 Plan and 129,312 shares reserved under the 1997 Plan. As of December 31, 2004, the Company has not made any awards under the 2004 Plan.

Compensation of Directors

            Non-employee directors receive an annual fee of $4,000 and receive reimbursement for out-of-pocket expenses incurred for attendance at meetings of the Board of Directors and Board committee meetings. In addition non-employee directors receive 10,000 nonqualified stock options per year of service under the Company's Stock Option Plans.

            In addition to the standard annual director's remuneration, Mr. Schell receives $2,500 and 10,000 stock options for serving as a director and a consultant to the Company. The additional stock options are issued with an exercise price equal to that of the other directors' option grants.

            In 2004, the Company granted to Harry C. Schell nonqualified options to purchase 30,000 shares of Common Stock at exercise prices ranging from $.95 to $1.13 per share. In addition, in 2004, the Company granted to each of Dominic
J. Monetta, Otto C. Morch and Vincent P. Abbatecola, nonqualified options to purchase 15,000 shares of Common Stock at exercise prices ranging from $.95 to $1.13 per share. In connection with the appointment of two of their nominees as members of the Board of Directors, in 2004 the Company granted to Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P. nonqualified options to purchase 8,618 and 1,382 shares of Common Stock at an exercise price of $1.13 per share. All such options are vested and fully exercisable at December 31, 2004.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of Hudson's common stock by (i) each person known by Hudson to be the beneficial owner of more than 5% of Hudson's outstanding common stock,
(ii) the Named Executives, (iii) each director of Hudson, and (iv) all directors and executive officers of Hudson as a group:

                                                          Amount and
                                                           Nature of               Percentage of
                                                          Beneficial              Common Shares
     Name and Address of Beneficial Owner (1)            Ownership (2)                 Owned
     ----------------------------------------            -------------            --------------
     Kevin J. Zugibe                                           986,036   (3)           3.8%
     Brian F. Coleman                                          320,195   (4)           1.2%
     James R. Buscemi                                           71,680   (5)             *
     Charles F. Harkins, Jr.                                   198,912   (6)             *
     Stephen P. Mandracchia                                    537,012   (7)           2.1%
     Vincent P. Abbatecola                                      49,409   (8)             *
     Robert L. Burr                                                 --   (10)            *
     Dominic J. Monetta                                         66,136   (8)             *
     Otto C. Morch                                              35,009   (9)             *
     Harry C. Schell                                           110,000   (11)            *
     Robert M. Zech                                              5,000   (12)            *
     Flemings Funds                                         19,290,242   (13)          75.1%
     All directors and executive officers as a group         2,379,389   (14)          8.8%
     (11 persons)

* = Less than 1%

----------
(1) Unless otherwise indicated, the address of each of the persons listed above is the address of the Company, 275 North Middletown Road, Pearl River, New York 10965.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from Record Date. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not held by any other person) and which are exercisable within 60 days from Record Date have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(3) Includes (i) 245,000 shares which may be purchased at $2.375 per share; (ii) 65,000 shares which may be purchased at $2.551 per share; (iii) 15,000 shares which may be purchased at $2.50 per share; (iv) 15,000 shares which may be purchased at $1.90 per share; (v) 15,000 shares which may be purchased at $1.40 per share; (vi) 25,000 shares which may be purchased at $1.14 per share; (vii) 50,000 shares which may be purchased at $1.13 per share; (viii) 184,372 shares which may be purchased at $1.15 per share; (ix) 7,032 shares which may be purchased at $.83 per share; (x) 4,686 shares which may be purchased at $.95 per share; and (xi) 11,718 shares which may be purchased at $1.02 per share shares under immediately exercisable options.

(4) Includes (i) 37,500 shares which may be purchased at $2.375 per share; (ii) 100,000 shares which may be purchased at $2.551 per share; (iii) 79,500 shares which may be purchased at $1.14 per share; (iv) 46,875 shares which may be purchased at $1.13 per share; (v) 12,498 shares which may be purchased at $1.15 per share; (vi) 4,686 shares which may be purchased at $.83 per share; (vii) 3,124 shares which may be purchased at $.95 per share; and (viii) 7,812 shares which may be purchased at $1.02 per share under immediately exercisable options. Also includes 1,926 Common Stock purchase warrants with an exercise price of $.87 per share.

(5) Includes (i) 8,000 shares which may be purchased at $2.375 per share; (ii) 10,000 shares which may be purchased at $1.30 per share; (iii) 15,000 shares which may be purchased at $1.14 per share; (iv) 15,625 shares which may be purchased at $1.13 per share; (v) 6,249 shares which may be purchased at $1.15 per share; (vi) 2,340 shares which may be purchased at $.83 per share; (vii) 1,560 shares which may be purchased at $.95 per share; and (viii) 3,906 shares which may be purchased at $1.02 per share under immediately exercisable options.

(6) Includes (i) 55,000 shares which may be purchased at $2.375 per share; (ii) 5,000 shares which may be purchased at $2.53 per share; (iii) 10,000 shares which may be purchased at $2.55 per share; (iv) 50,000 shares which may be purchased at $1.10 per share (v) 35,000 shares which may be purchased at $1.14;
(vi) 15,625 shares which may be purchased at $1.13 per share; (vii) 9,372 shares which may be purchased at $1.15 per share; (viii) 3,513 shares which may be purchased at $.83 per share; (ix) 2,342 shares which may be purchased at $.95 per share; and (x) 5,860 shares which may be purchased at $1.02 per share under immediately exercisable options.

(7) Includes (i) 76,300 shares which may be purchased at $2.375 per share; (ii) 15,000 shares which may be purchased at $2.551 per share; (iii) 60,000 shares which may be purchased at $1.14 per share (iv) 25,000 shares which may be purchased at $1.13 per share; (v) 6,145 shares which may be purchased at $1.15 per share; (vi) 2,340 shares which may be purchased at $.83 per share; (vii) 1,560 shares which may be purchased at $.95 per share; and (viii) 3,906 shares which may be purchased at $1.02 per share under immediately exercisable options. Also includes 6,420 Common Stock purchase warrants with an exercise price of $.89 per share.

(8) Includes (i) 5,000 shares which may be purchased at $2.78 per share; (ii) 5,000 shares which may be purchased at $3.08 per share; (iii) 5,000 shares which may be purchased at $1.13 per share; and (iv) 10,000 shares which may be purchased at $1.00 per share under immediately exercisable options.

(9) Includes (i) 5,000 shares which may be purchased at $2.78 per share; (ii) 5,000 shares which may be purchased at $3.08 per share; (iii) 5,000 shares which may be purchased at $.85 per share; (iv) 5,000 shares which may be purchased at $1.13 per share; and (v) 10,000 shares which may be purchased at $.95 per share under immediately exercisable options.

(10) Mr. Burr's share ownership excludes all shares of Common Stock beneficially owned by the Flemings Funds (as defined in footnote 13 below).

(11) Includes (i) 10,000 shares which may be purchased at $2.78 per share; (ii) 10,000 shares which may be purchased at $3.08 per share; (iii) 10,000 shares which may be purchased at $.85 per share; (iv) 10,000 shares which may be purchased at $1.13 per share and (v) 20,000 shares which may be purchased at $.95 per share under immediately exercisable options.

(12) Includes 5,000 shares which may be purchased at $.85 per share under immediately exercisable options. Mr. Zech's share ownership excludes all shares of Common Stock beneficially owned by the Flemings Funds.

(13) Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P., and their general partner, Fleming US Discovery Partners, L.P. and its general partner, Fleming US Discovery Partners LLC, collectively referred to as ("Flemings Funds") are affiliates. Includes (i) 10,000 shares which may be purchased at $2.78 per share; (ii) 10,000 shares which may be purchased at $3.08 per share; (iii) 5,000 shares which may be purchased at $.85 per share and (iv) 10,000 shares which may be purchased at $1.13 per share under immediately exercisable options. Also includes 51,358 Common Stock purchase warrants with an exercise price of $.87 per share, and 66,435 Common Stock purchase warrants with an exercise price of $1.21 per share. Flemings Funds address is c/o JP Morgan Chase & Co., 1221 Avenue of the Americas, 39th Floor, New York, New York 10020, except for Fleming US Discovery Offshore Fund III, L.P. whose address is c/o Bank of Bermuda LTD., 6 Front Street, Hamilton HM11 Bermuda.

(14) Includes exercisable options to purchase 1,519,546 shares of Common Stock, and Common Stock purchase warrants to purchase 8,346 shares of Common Stock, owned by the directors and officers as a group. Excludes 19,290,242 shares beneficially owned by the Flemings Funds.

                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

      BDO Seidman, LLP has audited and reported upon the consolidated financial statements of the Company for Fiscal 2004 and has been selected by the Audit Committee of the Board of Directors to examine and report upon the financial statements of the Company for the fiscal year ending December 31, 2005. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

      In addition to retaining BDO Seidman, LLP to audit the Company's financial statements, the Company has engaged BDO Seidman, LLP from time to time to perform other services. The following sets forth the aggregate fees billed by BDO Seidman, LLP to the Company in connection with services rendered during the fiscal years ended December 31, 2003 and Fiscal 2004.

      Audit Fees. The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2004 and 2003, the review of the financial statements included in the Company's

Forms 10-QSB and consents issued in connection with the Company's filings on Form SB-2 for 2004 and 2003 totaled $103,000 and $142,000, respectively.

      Audit-Related Fees. The aggregate fees billed by BDO Seidman, LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements, for the years ended December 31, 2004 and 2003, and are not disclosed in the paragraph captions "Audit Fees" above, were none and none, respectively.

      Tax Fees. The aggregate fees billed by BDO Seidman, LLP for professional services rendered for tax compliance, for the years ended December 31, 2004 and 2003, were none and none, respectively. The aggregate fees billed by BDO Seidman, LLP for professional services rendered for tax advice and tax planning, for the years ended December 31, 2004 and 2002, were none and none, respectively.

      All Other Fees. The aggregate fees billed by BDO Seidman, LLP for products and services, other than the services described in the paragraphs captions
"Audit Fees", "Audit-Related Fees", and "Tax Fees" above for the years ended December 31, 2004 and 2003, were none and none, respectively.

      The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by BDO Seidman, LLP in 2004. Consistent with the Audit Committee's responsibility for engaging the Company's independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee chairperson or their designee has been designated by the Audit Committee to approve any services arising during the year that were not pre-approved by the Audit Committee. Services approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by BDO Seidman, LLP.

                              SHAREHOLDER PROPOSALS

      Shareholders who wish to present proposals appropriate for consideration at the next Annual Meeting of Shareholders must submit the proposal in proper form, and in satisfaction of the conditions established by the Securities and Exchange Commission, to the Company at its address set forth on the first page of this proxy statement not later than February 3, 2006 to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

      After the February 3, 2006 deadline, a shareholder may present a proposal at the Company's next Annual Meeting if it is submitted to the Company's Secretary at the address set forth above no later than April 22, 2006. If timely submitted, the shareholder may present the proposal at the next Annual Meeting but the Company is not obligated to include the proposal in its proxy statement.

                                OTHER INFORMATION

      Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2004 IS BEING FURNISHED HEREWITH TO EACH SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON THE RECORD DATE.

      COPIES OF EXHIBITS TO SUCH ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED FOR A NOMINAL CHARGE TO SHAREHOLDERS WHO MAKE A WRITTEN REQUEST TO THE COMPANY AT THE FOLLOWING ADDRESS:

HUDSON TECHNOLOGIES, INC.
275 NORTH MIDDLETOWN ROAD
PEARL RIVER, NEW YORK 10965
ATTENTION: Stephen P. Mandracchia, Secretary

      The Board is not aware of any other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy included herewith to vote such proxy in accordance with their judgment.

                                         By order of the Board
                                         of Directors

                                         /s/ Kevin J. Zugibe

                                         Kevin J. Zugibe, P.E.
                                         Chairman of the Board

June 3, 2005

                  FOLD AND DETACH HERE AND READ THE REVERSE SIDE
--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS
Please mark
GIVEN BELOW. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL           your votes
BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED BELOW.          like this
                                                                          [X]

1. Election of directors:        FOR all nominees,      WITHHOLD AUTHORITY
                                     listed to               to vote for
    Vincent P. Abbatecola         the left (except          all nominees
    Robert L. Burr                  as marked to              listed to
    Otto C. Morch               the contrary below).         the left.
                                        [_]                      [_]

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

________________________________________________________________________________

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    COMPANY ID:

                                   PROXY NUMBER:

                                  ACCOUNT NUMBER:

Signature______________________Signature______________________Date:_______,
2005

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.

                  FOLD AND DETACH HERE AND READ THE REVERSE SIDE
--------------------------------------------------------------------------------

                            HUDSON TECHNOLOGIES, INC.
                            275 North Middletown Road
                           Pearl River, New York 10965

        PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 28, 2005
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The   undersigned   hereby   appoints  KEVIN  J.  ZUGIBE  and
STEPHEN  P.
MANDRACCHIA, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual
Meeting of Shareholders of Hudson Technologies, Inc. (the "Company") on Tuesday,
June 28, 2005, at the Holiday Inn Suffern, 3 Executive Blvd.,
Suffern, New York
10901 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

                   (Continued and to be signed on reverse side)